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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             DEARBORN BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                             DEARBORN BANCORP, INC.



                                   -----------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 20, 2003


To the Shareholders of
Dearborn Bancorp, Inc.

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dearborn Bancorp, Inc. will be held on Tuesday, the 20th day of May, 2003 at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue (two blocks south of Michigan Avenue at Outer Drive), Dearborn, Michigan, for the following purposes:

         1.       To elect four directors of the Corporation;

         2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 28, 2003 as the record date for the meeting and only shareholders of record at that time will be entitled to notice of and to vote at the meeting or any adjournments thereof. Shareholders who are unable to attend the meeting in person, as well as shareholders who plan to attend the meeting, are requested to date, sign and mail the enclosed proxy promptly. If you are present at the meeting and desire to vote in person, you may revoke your proxy.




                              By Order of the Board of Directors,



                                   /s/ Jeffrey L. Karafa

                                         Secretary


April 18, 2003

                                 PROXY STATEMENT


            ANNUAL MEETING OF SHAREHOLDERS OF DEARBORN BANCORP, INC.

                                  MAY 20, 2003




To the Shareholders of
Dearborn Bancorp, Inc.



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dearborn Bancorp, Inc. (hereinafter referred to as the "Corporation") from the holders of the Corporation's Common Stock to be used at the Annual Meeting of Shareholders to be held on Tuesday, the 20th day of May, 2003 at 4:00 P.M., Local Time, at Park Place, 23400 Park Avenue, Dearborn, Michigan, and at any adjournments thereof. The approximate date on which this Proxy Statement and the enclosed form of proxy are being sent to shareholders is April 18, 2003. The address of the principal corporate offices of the Corporation is 22290 Michigan Avenue, P. O. Box 2247, Dearborn, Michigan 48123-2247.


         Any proxy given pursuant to this solicitation may be revoked by notice in writing to the Secretary of the Corporation prior to voting. Unless the proxy is revoked, the shares represented thereby will be voted at the Annual Meeting or any adjournments thereof. The giving of the proxy does not affect the right to vote in person should the shareholder attend the meeting.


         The Board of Directors in accordance with the By-Laws has fixed the close of business on March 28, 2003 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Corporation was 2,627,158 shares of Common Stock, each of which is entitled to one vote. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum but not counted on any matters brought before the meeting. Directors are elected by a plurality of the votes properly cast at the meeting.

                               SECURITY OWNERSHIP

MANAGEMENT

         The following table sets forth, as of March 1, 2003, the number of shares of the Corporation's Common Stock beneficially owned by each director, each executive officer, each nominee for election as a director and all directors and executive officers as a group.

                                                                Number                          Percent
         Name of Individual                                  of Shares (1)                      of Class
         -------------------------------------------------- -------------------------------------------------
         Wilber M. Brucker, Jr.                                       15,083             (4)               *
         Margaret I. Campbell                                         24,676             (5)               *
         John E. Demmer                                              158,437             (6)            6.05
         Michael V. Dorian, Jr.                                       46,813                            1.79
         David Himick                                                256,903             (7)            9.80
         Jeffrey L. Karafa                                            40,959          (2)(3)            1.56
         Donald G. Karcher                                            39,211             (8)            1.50
         Bradley F. Keller                                           102,986             (9)            3.93
         William T. LaRosa                                               ---                               *
         Sam A. Locricchio                                            14,893          (2)(3)               *
         Jeffrey G. Longstreth                                        15,519            (10)               *
         Warren R. Musson                                             55,591      (2)(3)(11)            2.12
         Richard Nordstrom                                            61,986            (12)            2.37
         Michael J. Ross                                             109,237          (2)(3)            4.17
         Robert C. Schwyn                                             32,712            (13)            1.25
         Ronnie J. Story                                             100,875                            3.85
         Stephen C. Tarczy                                            18,278      (2)(3)(14)               *
         Jeffrey J. Wolber                                            54,928          (2)(3)            2.10
         All Directors and Executive Officers
              as a Group (15) (18 persons)                         1,149,087                           43.85

         *  Less than one percent

         (1) Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person has or shares voting power and/or investment power.

         (2) The number of shares shown in the table includes shares issuable upon the exercise of stock options within 60 days of March 1, 2003, by the following executive officers: Mr. Karafa - 35,546 shares; Mr. Locricchio - 12,404 shares; Mr. Musson - 45,781 shares; Mr. Ross - 99,362 shares; Mr. Tarczy - 15,712 shares; and Mr. Wolber - 53,749 shares.

         (3) Includes shares held in the Community Bank of Dearborn 401(k) trust as follows: Mr. Karafa - 4,802 shares; Mr. Locricchio - 174 shares; Mr. Musson - 4,981 shares; Mr. Ross - 3,928 shares; Mr. Tarczy - 82 shares; and Mr. Wolber - 411 shares.

         (4)  Includes 958 shares owned by Mr. Brucker's wife.

         (5)  Includes 2,430 shares owned by Mrs. Campbell's husband.

         (6) Includes 50,733 shares held by Mr. Demmer's wife as a Trustee of a trust and 246 shares held by Jack Demmer Ford, Inc.

         (7)  Includes 296 shares held by the Himick Family Investment Club.

         (8) Includes 7,938 shares held by Mr. Karcher's wife as a Trustee of a trust.

         (9)  Includes 2,911 shares owned by Mr. Keller's wife.

         (10) Includes 809 shares owned by Mr. Longstreth's wife.

         (11) Includes 448 shares owned by Mr. Musson's wife.

         (12) Includes 41,939 shares held in the Nordstrom Family Limited Partnership

         (13) Includes 23,895 shares held for the benefit of Dr. Schwyn in a defined benefit plan trust.

         (14) Includes 57 shares owned by Mr. Tarczy's wife.

         (15) Includes 163,192 shares issuable upon the exercise of stock options.


CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of March 1, 2003 the number of shares of the Corporation's Common Stock owned by the only persons who were known by the Corporation to own beneficially more than five percent of the Common Stock of the Corporation:

                                                                    Number                  Percent
        Name of Beneficial Owner                                    of Shares               of Class
        --------------------------------------------------     --------------------------------------------
        David Himick                                                       256,903                    9.80
        John E. Demmer                                                     158,437                    6.05


                              ELECTION OF DIRECTORS

         The members of the Board of Directors are divided into three classes, each class to be as nearly equal in number as possible, with each class to serve a three-year term. The Board of Directors has nominated David Himick, Jeffrey G. Longstreth, Michael J. Ross and Robert C. Schwyn for election as directors for a term expiring at the 2006 Annual Meeting of Shareholders, in each case until their successors are elected and qualified. Other directors who are remaining on the Board will continue in office in accordance with their previous election by shareholders until expiration of their terms at the 2004 or 2005 Annual Meeting of Shareholders, as the case may be.

         The proposed nominees for election as directors are willing to be elected. If any of the nominees at the time of election is unable to serve, or is otherwise unavailable for election, and if other nominees are designated, the proxies shall have discretionary authority to vote or refrain from voting in accordance with their judgment on such other nominees. However, if any nominees are substituted by management, the proxies intend to vote for such nominees. It is not anticipated that any of such nominees will be unable to serve as a director.

                  INFORMATION ABOUT DIRECTORS AND NOMINEES FOR DIRECTORS

         The following information is furnished with respect to each person who is presently a director of the Corporation whose term of office will continue after the Annual Meeting of Shareholders, as well as those who have been nominated for election as a director.

                                                                                                   Year in Which
                                                                                  Has Served      Term or Proposed
                                                                                  as Director      Term of Office
Name and Age of Director              Principal Occupation (2)                       Since          Will Expire
------------------------------------  ------------------------------------------ -------------- ---------------------
Wilber M. Brucker, Jr.,  77           Retired, Attorney                              1992               2005

Margaret I. Campbell,  63             Retired, Manufacturer                          1992               2004

John E. Demmer,  79                   Chairman and CEO, Jack Demmer                  1992               2004
                                      Ford, Inc., Jack Demmer Lincoln
                                      Mercury and Jack Demmer Leasing;
                                      Chairman of the Board of the Corporation
                                      and Community Bank of Dearborn

Michael V. Dorian, Jr.,  43           Vice President, Mike Dorian Ford               1994               2004

David Himick,  77 (1)                 Retired, Financial Consultant                  1995               2006

Donald G. Karcher,  73                Chairman, Karcher Agency, Inc.;                1992               2004
                                      Vice President of the Corporation

Bradley F. Keller,  61                President, Braden Associates, Inc.             1992               2005
                                      and MultiGard Properties, Ltd.

Jeffrey G. Longstreth,  60 (1)        Real Estate Broker, Century 21 -               1992               2006
                                      Curran and Christie

Richard Nordstrom,  75                Retired, Architect;  Vice Chairman             1992               2005
                                      of the Corporation

Michael J. Ross,  52 (1)              President and CEO, Community Bank              1994               2006
                                      of Dearborn; President and CEO of the
                                      Corporation

Robert C. Schwyn,  64 (1)             Physician                                      1994               2006

Ronnie J. Story,  56                  President and CEO, Story Development           1994               2005
                                      Corporation and Story Brothers
                                      Grading and Excavating, Inc.


         (1) Nominated for election as a director.

         (2) Each of the directors has had the same principal occupation during the past five years.

         The Board of Directors held eight meetings during 2002. The Corporation did not pay any director fees in 2002. Each of the above Directors is also a Director of the Bank. The Chairman of the Bank Board received $650 per Bank Board meeting and all other non-employee Directors received $500 per Bank Board meeting during 2002. Also, all non-employee Bank Directors received fees ranging from $150 to $250 for each committee meeting attended during 2002. Each incumbent director attended at least seventy-five percent of the total number of meetings of the Board of Directors except Mr. Dorian.

         The members of the Compensation Committee for 2002 were John E. Demmer (Chairman), Wilber M. Brucker, Jr., David Himick, Donald G. Karcher, Bradley F. Keller and Richard Nordstrom. The Compensation Committee met twice during 2002. The Committee reviews and recommends to the Board of Directors the compensation of the officers of the Bank.

         The Nominating Committee is composed of Bradley F. Keller (Chairman), Jeffrey G. Longstreth and Ronnie J. Story. This Committee, which met once during 2002, recommends nominees for election as directors at the Annual Meeting of Shareholders, and recommends individuals to fill vacancies which may occur between annual meetings. The Committee will consider as potential nominees persons recommended by shareholders. Recommendations should be submitted to the Nominating Committee in care of the Secretary of the Corporation.

         The members of the Audit Committee during 2002 were Bradley F. Keller (Chairman), Wilber M. Brucker, Jr., Michael V. Dorian, Jr., Margaret I. Campbell and David Himick. Each of these members meets the current requirements for independence set forth in the Listing Standards of the National Association of Securities Dealer ("NASD"). The Audit Committee, which oversees the Corporation's financial reporting process, met three times during 2002.



                             AUDIT COMMITTEE CHARTER

         The Board of Directors has a written charter for the Audit Committee, a copy of which was included as Appendix A to the 2001 Proxy Statement.

                             AUDIT COMMITTEE REPORT

         The Audit Committee (the "Committee") has reviewed and discussed with management the Corporation's audited consolidated financial statements as of and for the year ended December 31, 2002. The Committee has discussed with its independent auditors, Crowe Chizek and Company LLC ("Crowe Chizek"), the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Committee has received and reviewed the written disclosures from Crowe Chizek required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and discussed with the auditors the auditors' independence. Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board of Directors approved) that the consolidated financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. The Committee had also considered whether the provisions of other services performed by Crowe Chizek for the Corporation not related to the audit of the financial statements referred to above is compatible with maintaining Crowe Chizek's independence.

         The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Corporation with the Securities and Exchange Commission under the Securities Act of 1934, except to the extent that the Corporation specifically incorporates the Report by reference in any such document.

                                          AUDIT COMMITTEE
                                          Bradley F. Keller, Chairman
                                          Wilber M. Brucker, Jr.
                                          Michael V. Dorian, Jr.
                                          Margaret I. Campbell
                                          David Himick


                         COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors is responsible for developing the Corporation's executive compensation policies and making recommendations to the Board of Directors with respect thereto. In addition, the Committee makes annual recommendations to the Board of Directors concerning the compensation to be paid to the Chief Executive Officer of the Bank and determines the compensation to be paid to each of the other executive officers of the Bank. No compensation is payable to the executive officers of the Corporation. The Committee also administers all aspects of the Corporation's executive compensation program including its stock option plan.


Base Salaries
Salaries for the executive officers of the Bank are established by examining the experience and responsibility requirements of the position held. Marketplace information for comparable positions is also reviewed, including peer executives in comparable markets. With respect to the base salary of Mr. Ross, the Bank's Chief Executive Officer, the Compensation Committee took into account a comparison of base salaries of chief executive officers of peer banks and an assessment of Mr. Ross' individual performance.

Bonus Awards
Officers of the Bank may be considered for annual discretionary cash bonuses which may be awarded to recognize and reward corporate and individual performance, based on attainment of specific goals and objectives. Mr. Ross was awarded a bonus of $50,000 for 2002.

Stock Options
Under the Corporation's 1994 Stock Option Plan, which was approved by the shareholders, stock options may be granted, from time to time, to officers and key employees of the Corporation and the Bank. 152,244 options were granted in 2002, 119,155 options were granted in 2001 and 84,482 options were granted in 2000. 18,203 options were exercised in 2002, 17,019 options were exercised in 2001 and 7,293 options were exercised in 2000. During 2000, 34,218 options were forfeited.


                                          COMPENSATION COMMITTEE
                                          John E. Demmer, Chairman
                                          Wilber M. Brucker, Jr.
                                          David Himick
                                          Donald G. Karcher
                                          Bradley F. Keller
                                          Richard Nordstrom

                             EXECUTIVE COMPENSATION

         The Chairman of the Board of the Corporation, John E. Demmer, received no compensation from the Corporation in 2002. The following table sets forth information with respect to those executive officers of the Corporation or the Bank whose total compensation exceeded $100,000 during 2002.

                           Summary Compensation Table


                                                      Annual Compensation
                                              ---------------------------------------------------------------------
                                                                                             All other    Number of
                                                                                           Compensation    Options
Name and Principal Position                    Year        Salary           Bonus              (3)         Granted
--------------------------------------------- ---------------------------------------------------------------------
Michael J. Ross                                2002       $202,020         $50,000            $6,000        16,538
President and Chief Executive Officer,         2001        179,176          40,000             5,100        15,801
Community Bank of Dearborn                     2000        172,412          35,000             5,100         9,116

Stephen C. Tarczy (1)                          2002        149,394          26,000               547         9,923
Northeast Regional President
Community Bank of Dearborn

Warren R. Musson                               2002        125,495          28,000             4,594         9,923
Senior Vice President, Head of Lending         2001        110,055          28,000             4,145         9,724
Community Bank of Dearborn                     2000         97,754          28,000             3,417        10,940

Jeffrey L. Karafa (2)                          2002         97,293          20,000             3,394         9,923
Senior Vice President, CFO                     2001         89,895          16,000             3,067         9,724
Community Bank of Dearborn

Sam A. Locricchio (1)                          2002        129,801          10,000             2,605         5,789
Senior Vice President, Commercial Lender
Community Bank of Dearborn



         (1) Mr. Tarczy and Mr. Locricchio were employed by the Bank on August 8, 2001.

         (2) Mr. Karafa's compensation for 2000 fell under the minimum reporting amount.

         (3) All other compensation represents matching contributions to the Community Bank of Dearborn 401(k) plan made by the Bank.

OPTIONS GRANTS DURING 2002

         The following table sets forth information on stock options granted during 2002 under the Corporation's Stock Option Plan to those officers of the Bank named in the Summary Compensation Table.



                              Individual Grants
-------------------------------------------------------------------------------
                                        Percent of                                   Potential Realizable Value at
                          Number of    Total Options                                 Assumed Rates of Stock Price
                          Securities    Granted to                                 Appreciation for Option Term (3)
                          Underlying     Employees       Exercise                --------------------------------------
                           Options      During 2002      Price Per  Expiration
         Name              Granted          (1)          Share (2)     Date                 5%             10%
-------------------------------------------------------------------------------             --             ---
Michael J. Ross              16,538         11            $10.83     01/15/12            $179,107       $285,450
Stephen C. Tarczy             9,923          7             10.83     01/15/12             107,467        171,273
Warren R. Musson              9,923          7             10.83     01/15/12             107,467        171,273
Jeffrey L. Karafa             9,923          7             10.83     01/15/12             107,467        171,273
Sam A. Locricchio             5,789          4             10.83     01/15/12              62,695         99,919


         (1) The Corporation granted options aggregating 152,244 shares to officers and key employees during 2002.

         (2) The exercise price may be paid at the discretion of the Stock Option Plan Committee by delivery of already-owned shares.

         (3) As required by rules of the Securities and Exchange Commission, potential values stated are based on the prescribed assumption that the Corporation's Common Stock will appreciate in value from the date of grant to the end of the option term at annualized rates of 5% and 10% (total appreciation of 63% and 159%) respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's Common Stock.


YEAR-END OPTION VALUES

         The following table sets forth certain information on the number of stock options remaining unexercised at December 31, 2002 by the officers of the Bank named in the Summary Compensation Table and the value of such options at December 31, 2002.


                                                   Number of Securities Underlying       Value of Unexercised
                          Shares        Value            Unexercised Options          In-the-Money Stock Options
                         Acquired      Realized         at December 31, 2002             at December 31, 2002
         Name           on Exercise  at Exercise    Exercisable     Unexercisable    Exercisable     Unexercisable
-------------------------------------------------- --------------- ---------------- --------------  ----------------
Michael J. Ross             ---          ---               99,362        ---             $764,019         ---
Stephen C. Tarczy           ---          ---               15,712        ---               87,657         ---
Warren R. Musson            ---          ---               45,781        ---              384,568         ---
Jeffrey L. Karafa         18,203       $112,758            35,546        ---              254,904         ---
Sam A. Locricchio           ---          ---               12,404        ---               69,860         ---


                       CUMULATIVE STOCK PERFORMANCE GRAPH

         On April 8, 1998 the Corporation completed its initial public offering of common stock and began trading on the Nasdaq SmallCap Market. During 1999, the Corporation began trading on the Nasdaq National Market.

            The graph and table that follow show the cumulative return on the Common Stock from April 8, 1998 through December 31, 2002. This return is compared in the table and graph with the cumulative return over the same period with the following two indices: (i) the All U.S. Nasdaq Index and (ii) the Nasdaq Bank Index. The graph and table were prepared assuming that $100 was invested on April 8, 1998 in the Common Stock and in each of the indices. Cumulative total return on the Common Stock or the two indices equals the total increase (decrease) in value since April 8, 1998. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or any particular index.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
                          AMONG DEARBORN BANCORP, INC.,
                      THE NASDAQ STOCK MARKET (U.S.) INDEX
                            AND THE NASDAQ BANK INDEX

* $100 invested on 04/08/98 in stock or in index, including reinvestment of dividends. Fiscal year ending December 31.



                                  [LINE GRAPH]

Peer Group Total Return

                                                    Cumulative Total Return
                             ---------------------------------------------------------------------

                                 DEARBORN               NASDAQ STOCK                     NASDAQ
                               BANCORP, INC.            MARKET (U.S.)                     BANK
          04/08/98                   100.00                    100.00                    100.00
          12/31/98                    75.00                    122.57                     93.88
          12/31/99                    43.71                    227.32                     90.25
          12/31/00                    63.30                    137.16                    102.94
          12/31/01                    92.78                    108.81                    111.46
          12/31/02                   143.55                     75.23                    113.96

                              RELATED TRANSACTIONS

         Certain directors and officers of the Corporation, their associates and members of their immediate families were customers of, and had transactions, including loans and commitments to lend, with the Bank in the ordinary course of business during 2002. All such loans and commitments were made by the Bank on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. Similar transactions may be expected to take place in the ordinary course of business in the future.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers to file reports of ownership and changes in ownership of common stock with the Securities and Exchange Commission. Based upon written representations by each director and officer, all the reports were filed by such persons during the last fiscal year.


                   SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Crowe Chizek and Company LLC has been selected as independent certified public accountants to audit the Corporation's books as of and for the year ended December 31, 2003. A representative of Crowe Chizek and Company LLC will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions by shareholders.


                   FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

         The following table sets forth the aggregate fees billed to the Corporation for the year ended December 31, 2002 by the Corporation's principal accounting firm, Crowe Chizek and Company LLC:

         Audit Fees                                                                     $46,000    (1)
         Financial Information Systems Design and Implementation Fees                       ---
         All Other Fees                                                                  24,000    (2)
                                                                           ---------------------
                                                                                        $70,000
                                                                           =====================


         (1) Includes fees related to the annual report on Form 10-K and quarterly reports on Form 10-Q.

         (2) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                              SHAREHOLDER PROPOSALS

         Pursuant to the General Rules under the Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the secretary of the Corporation at the corporate offices on or before December 12, 2003.




                                  MISCELLANEOUS

         It is not expected that any other matters will be brought before the meeting. However, if any other matters are presented, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgment.

         The entire cost of preparing and mailing the proxy material will be borne by the Corporation. Solicitation of proxies will be made by mail, personally, or by telephone or telegraph, by officers and employees of the Corporation and the Bank.


                                 By Order of the Board of Directors,



                                        /s/ Jeffrey L. Karafa

                                              Secretary


April 18, 2003



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PROXY
                             DEARBORN BANCORP, INC.

                     PROXY - Solicited by Board of Directors
           For Annual Meeting of Shareholders to Be Held May 20, 2003

The undersigned hereby appoints John E. Demmer and Michael J. Ross, or either of them, with power of substitution in each, proxies to vote all Common Stock of the undersigned in Dearborn Bancorp, Inc. at the Annual Meeting of Shareholders
to be held on May 20, 2003, and at all adjournments thereof, upon the following:
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1.  ELECTION OF DIRECTORS            ___ FOR all nominees listed below               ___WITHHOLD AUTHORITY to
                                    (except as indicated to the contrary below)      vote for all nominees listed below


    Nominees as Directors:  David Himick, Jeffrey G. Longstreth, Michael J. Ross and Robert C. Schwyn

    INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.


------------------------------------------------------------------------------------------------------------------------



In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

                           UNLESS OTHERWISE SPECIFIED, THE PROXIES ARE APPOINTED TO VOTE
                                        FOR THE ELECTION OF ALL DIRECTORS.


                                                              _____________________________________
                                                              Signature of Shareholder


                                                              _____________________________________
                                                              Signature of Shareholder



                                                              Dated___________________________,2003
                                                              Please sign exactly as your name is
                                                              printed hereon. When signing as
                                                              attorney, executor, administrator,
                                                              personal representative, trustee, or
                                                              guardian, please give full title.
                                                              If stock is held jointly, each joint
                                                              owner must sign.

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